MINFILE Number: 082FNW213 **Name:** HOMESTAKE (L.15283) **Status:** Past Producer

Production Year	Tonnes Mined	Tonnes Milled	Commodity	Grams Recovered	Kilograms Recovered
1971	7	0	Silver	9,673	
			Gold	62	
			Lead		29
			Zinc		15
1970	235	0	Silver	496,342	
			Gold	4,354	
1969	47	0	Silver	137,382	
			Gold	1,306	
			Zinc		488
			Lead		411
1968	41	0	Silver	218,094	
			Gold	1,648	
1915	16	0	Silver	60,153	
1913	15	0	Silver	50,636	
			Gold	62	
			Lead		1,921
1903	2	0	Silver	4,510	
			Gold	31	

Summary Totals

MINFILE Number: 082FNW213 **Name:** HOMESTAKE (L.15283) **Status:** Past Producer

	Metric	Imperial
Mined	363 tonnes	400 tons
Milled	0 tonnes	0 tons

Recovery:

	Metric		Imperial	
Silver	976,790	grams	31,405	ounces
Gold	7,463	grams	240	ounces
Lead	2,361	kilograms	5,205	pounds
Zinc	503	kilograms	1,109	pounds

Comments:

1971	Operated by C. Thickett.
1970	Operated by C. Thickett.
1969	Operated by Raymond Gold & Silver Ltd. and C. Thickett.
1968	Operated by Raymond Gold & Silver Ltd.
1915	Hamilton Group.
1913	Hamilton Group operated by R. Gillette.
1903	Hamilton Group operated by R. Gillette.